Securities Act File No. 333-33445


                            PILGRIM U.S. EQUITY FUNDS

                          Supplement dated May 22, 2001
                   to the Statement of Additional Information
                                dated May 1, 2001


1.   CHANGE IN NAME FOR PILGRIM BANK AND THRIFT FUND.

     Effective May 22, Pilgrim Bank and Thrift Fund changed its name to Pilgrim Financial Services Fund. References in the Statement of Additional Information to "Bank and Thrift Fund" are each hereby replaced by "Financial Services Fund."

2. CHANGE TO PILGRIM BANK AND THRIFT FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION.

     Effective  immediately,  the following fundamental  investment  restriction will replace fundamental investment restriction (1) under "Investment Restrictions -- The Bank and Thrift Fund" beginning on page 81 of the Statement of Additional Information:

     (1) [The Fund may not] Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions.

3.   CHANGE  TO  PILGRIM   BANK  AND  THRIFT   FUND'S   FUNDAMENTAL   INVESTMENT
     RESTRICTIONS ON INVESTING IN ILLIQUID SECURITIES.

     Effective immediately, the following fundamental investment restriction will replace fundamental investment restrictions (3) and (4) under "Investment Restrictions -- The Bank and Thrift Fund" beginning on page 81 of the Statement of Additional Information:

     (3) [The Fund may not] Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE